Exhibit 10.16
FORM OF

GTX Corp
SUBSCRIPTION APPLICATION

(for Accredited Investors Only)

Name of Subscriber

Name of Co-Subscriber, if any

Address of Subscriber(1)

Address of Co-Subscriber (if different)(1)

Aggregate number of Units subscribed to purchase

Check enclosed (or wire transfer) in the amount of	$

(1)
Permanent legal residence and domicile (other than Post Office Box) if the Subscriber is an individual, or permanent principal legal executive offices and place of business (other than Post Office Box) if the Subscriber is an entity.

Personal and Confidential

The undersigned (the “Subscriber”) hereby submits this application to purchase from GTX Corp, a Nevada corporation (the “Company”), the number of Units, consisting of one share of restricted common stock and one warrant to purchase one share of Common Stock, set forth above (the “Subscribed Units”), for a purchase price of  $0.05 per share, pursuant to a Securities Purchase Agreement in substantially the form attached hereto as Exhibit A (the “Agreement”).  The Subscriber understands and agrees that this Subscription Application to purchase the Subscribed Units is binding and irrevocable on the Subscriber’s part, and that acceptance by the Company shall be in its sole discretion and otherwise in accordance with the terms set forth in this Subscription Application and the Agreement (the Agreement and this Subscription Application are sometimes referred to collectively herein as the “Offering Materials”).

[SUBSCRIBER QUESTIONNAIRE FOLLOWS]

1.           CONFIDENTIAL SUBSCRIBER INFORMATION
_________________________________________________________________________________ Name of Subscriber
_________________________________________________________________________________ If Subscriber is an Entity Provide Name Year Formed State of Formation
_________________________________________________________________________________ Street Address City Zip
_________________________________________________________________________________ Subscriber SS# or EIN/TIN Cell Phone Number Work Phone Number Home Phone Number
_________________________________________________________________________________ Subscriber’s Age Date of Birth Married (Y/N)/Divorced # of Dependants
_________________________________________________________________________________ Name and Address of Subscriber’s Current Employer
_________________________________________________________________________________ Type of Business of Subscriber Position/Title Number of Years
_________________________________________________________________________________ College/Degree Graduate School/Degree Professional Licenses
_________________________________________________________________________________ List Previous Investment Experience Number of Years
_________________________________________________________________________________ List Previous Private Placement Investments Total Invested
_________________________________________________________________________________ List any Securities Currently Owned Total Value
_________________________________________________________________________________ How does Subscriber Know the Company?
_________________________________________________________________________________ Name of Primary Financial Institution Address Phone Number

_________________________________________________________________________________
Name in which securities underlying the Subscribed Units will be Held.  (check one below)
❑ Individually ❑ A married man(woman) as his(her) separate property ❑ Community property
❑ JTWROS ❑ Tenants in common ❑ Other (Describe):  ____________________________________

_________________________________________________________________________________ Aggregate Number of Subscribed Units Amount Invested ($)
_________________________________________________________________________________ Subscriber’s Signature Date

2.           SUBSCRIBER’S ACCREDITED STATUS

(a)          Accredited Investor (Regulation D).  The Subscriber is an “Accredited Investor” as that term is defined in Rule 501 of Regulation D promulgated under the Securities Act of 1933, as amended (the “Securities Act”), as follows: [Please initial one or more of the following provisions describing the Subscriber’s Accredited Investor status as may be applicable.]

(b)          Individuals. (Check all that apply)

❑  The Subscriber's individual net worth* or combined net worth* with his or her spouse exceeds $1,000,000;

❑ The Subscriber's individual income,** exclusive of any income attributable to his or her spouse, was in excess of $200,000 for the two most recent calendar years preceding the calendar year of this Subscription Application, and the Subscriber reasonably expects an income,** exclusive of any income attributable to his or her spouse, in excess of $200,000 in the current calendar year; and/or (3) the Subscriber's combined income** with his or her spouse was in excess of $300,000 for the two most recent calendar years preceding the calendar year of this Subscription Application and the Subscriber and his or her spouse reasonably expect a combined income** in excess of $300,000 in the current calendar year.

*  For purposes of this Subparagraph, the term “net worth” means the excess of total value (including principal residence, home furnishings and automobiles at fair market value) over total liabilities.  In computing net worth, the fair market value of the principal residence of the Subscriber shall be valued at cost, including cost of improvements, or at recently appraised value by an institutional lender making a secured loan, net of encumbrances.

**  The Subscriber may determine income by adding to his, her or its adjusted gross income any amounts attributable to tax exempt income received, losses claimed as a limited partner in any limited partnership, deductions or claims for depletion, contributions to an IRA or Keogh retirement plan, alimony payments and any amount by which income from long-term capital gains has been reduced in arriving at adjusted gross income.

(c)          Entities. (Check all that apply)

(i)           ❑ Entity With Value Exceeding $5 Million.  The Subscriber is a corporation, partnership (general or limited), limited liability company, limited liability partnership or Massachusetts or similar business trust which:  (1) was not formed for the specific purpose of acquiring the Subscribed Units, and (2) has total assets in excess of $5,000,000.

(ii)          ❑ Entity Comprised of Accredited Investors.  The Subscriber is a corporation, partnership (general or limited), limited liability company, limited liability partnership or Massachusetts or similar business trust in which all of the Subscriber's equity owners are Accredited Investors.

(iii)         ❑ Revocable Trust.  The Subscriber is a revocable trust (also commonly known as a family or living trust) established to facilitate the distribution of the estate of the settlors (grantors):  (1) which may be revoked or amended at any time by the settlors (grantors); (2) which passes all tax benefits of investments made by such trust through to the settlors (grantors) individually; and (3) in which all of the settlors (grantors) are Accredited Investors.

(iv)         ❑ Trust Whose Assets Exceed $5 Million.  The Subscriber is a trust that has total assets in excess of $5,000,000, and the person making the investment decision on behalf of the trust has such knowledge and experience in financial and business matters that such person is capable of evaluating the merits and risks of an investment in the Subscribed Units.

(v)           ❑ Financial Institution as Trustee.  The Subscriber is a financial institution which:  (1) is a bank, savings and loan association, or other regulated financial institution; (2) is acting in its fiduciary capacity as trustee; and (3) is subscribing for the purchase of the Subscribed Units on behalf of the subscribing trust.

(vi)          ❑ Employee Benefit Plan (including Keogh Plan) With Self-Directed Investments and Segregated Accounts.  The Subscriber is an employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), and:  (1) such plan is self directed and provides for segregated accounts; (2) the investment decision to purchase the Subscribed Units is being made by a plan participant who is an Accredited Investor; and (3) the investment in the Subscribed Units is being made solely on behalf of such Accredited Investor.

(vii)         ❑ Employee Benefit Plan (including Keogh Plan) With Financial Institution As Trustee.  The Subscriber is an employee benefit plan within the meaning of ERISA, and the decision to invest in the Subscribed Units was made by a plan fiduciary (as defined in Section 3(21) of ERISA), which is either a bank, savings and loan association, insurance company, or registered investment adviser.

(viii)        ❑ Employee Benefit Plan (including Keogh Plan) With Assets Exceeding $5 Million.  The Subscriber is an employee benefit plan within the meaning of ERISA and has total assets in excess of $5,000,000.

(ix)          ❑ Tax Exempt 501(c)(3) Organization.  The Subscriber is an organization described in Section 501(c)(3) of the Internal Revenue Code of 1986, as amended, which organization was not formed for the specific purpose of acquiring the Subscribed Units, and which organization has total assets in excess of $5,000,000.

(x)           ❑ Bank.  The Subscriber is a bank as defined in Section 3(a)(2) of the Securities Act.

(xi)          ❑ Savings and Loan Association.  The Subscriber is a savings and loan association or other institution as defined in Section 3(a)(5)(i) of the Securities Act.

(xii)        ❑ Insurance Company.  The Subscriber is an insurance company as defined in Section 2(14) of the Securities Act.

(xiii)       ❑ Investment Company.  The Subscriber is an investment company registered under the Investment Company Act of 1940.

(xiv)        ❑ Business Development Company.  The Subscriber is a business development company as defined in Section 2(a)(48) of the Investment Company Act of 1940.

(xv)         ❑ Small Business Investment Company.  The Subscriber is a small business investment company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958.

(xvi)        ❑ Private Business Development Company.  The Subscriber is a private business development company as defined in Section 202(a)(22) of the Investment Advisors Act of 1940.

(xvii)       ❑ Registered Broker or Dealer.  The Subscriber is a broker or dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934.

3.           REPRESENTATIONS AND WARRANTIES OF SUBSCRIBER

The Subscriber and, if the Subscriber is an entity, each of its officers, directors, partners, managers, members, trustees, beneficial owners, principals and/or agents, hereby represent and warrant to the Company, each of which is deemed to be a separate representation and warranty, as follows:

(a)           Residence.  The Subscriber's permanent legal residence and domicile, if the Subscriber is an individual, or permanent legal executive offices and principal place of business, if the Subscriber is an entity, was and is at the address designated on the cover page of this Subscription Application at both the time of the “offer” and the time of the “sale” of the Subscribed Units to the Subscriber.

(b)          Age.  The Subscriber, if a natural person, is age eighteen (18) or over.

(c)          Knowledge and Experience; Sophistication (Regulation D; Blue Sky).   The Subscriber (together with his, her and/or its Advisors (as defined in subsection (f) below)) has such knowledge and experience in business, financial and tax matters including, in particular, investing in private placements of securities in companies similar to the Company, so as to enable them to utilize the information made available to them in connection with this offering to:  (i) evaluate the merits and risks of an investment in the Company and to make an informed investment decision with respect thereto; and (ii) to reasonably be assumed to have the capacity to protect the Subscriber's own interests in connection with the transaction contemplated by this Subscription Application.

(d)          Minimum Net Worth (Blue Sky).  An investment in the Subscribed Units will not exceed ten percent (10%) of the Subscriber's net worth if the Subscriber is an entity, or joint net worth with his or her spouse if the Subscriber is a natural person.

(e)          Receipt and Review of Offering Materials.  The Subscriber:  (i) has received the Offering Materials; and (ii) has read each of the Offering Materials in its entirety and fully understands the matters discussed therein and the terms of thereof.

(f)           Independent Review of Investment Merits; Due Diligence.   During the course of the transactions contemplated by this offering, and before purchasing the Subscribed Units:  (i) the Subscriber had the opportunity to engage such investment professionals and advisors including, without limitation, accountants, appraisers, investment, tax and legal advisors (collectively, the “Advisors”), each of whom are independent of the Company and its advisors and agents (including its legal counsel) to:  (1) review the terms and conditions of this Subscription Application, the Agreement, and the information and disclosures contained herein and therein; (2) conduct such due diligence review as the Subscriber and/or such Advisors deemed necessary or advisable, and (3) to provide such opinions as to (A) the investment merits of a proposed investment in the Subscribed Units; (B) the tax consequences of the purchase of the Subscribed Units and the subsequent disposition of the Subscribed Units; and (C) the effect of same upon the Subscriber’s personal financial circumstances, as the Subscriber and/or such Advisors may deem advisable; and (ii) to the extent the Subscriber availed himself, herself or itself of this opportunity, received satisfactory information and answers from such Advisors.

(g)          Opportunity to Ask Questions and to Review Documents, Books and Records; Opportunity to Meet with Representatives of the Company; Full Satisfaction.  Without limiting the generality of subsections (e) and (f) above, during the course of the transaction contemplated by this Subscription Application, and before purchasing the Subscribed Units, the Subscriber and/or his, her or its Advisors had the opportunity, to the extent they determined to be necessary or relevant in order to verify the accuracy of the information contained in the Offering Materials, GTX Corp’s filings with the Commission, including but not limited to Forms 10-K, 10-Q and 8-K, and/or to evaluate the merits of an investment in the Subscribed Units:  (i) to be provided with financial and other written information about the Company (in addition to that contained in the Offering Materials) to the extent the Company has such information in its possession or could acquire it without unreasonable effort or expense; (ii) to meet with representatives of the Company and to ask questions and receive answers concerning the terms and conditions of the Offering Materials, an investment in the Subscribed Units, and the business of the Company and its finances; (iii) to review all documents, books and records of the Company; and (iv) to the extent the Subscriber and/or his, her or its Advisors availed themselves of this opportunity, received satisfactory information and answers.

(h)           Risk Factors.  The Subscriber understands and acknowledges that the purchase of the Subscribed Units involves a number of significant risks and that the Subscriber may lose the Subscriber’s entire investment in the Subscribed Units.

(i)           Acceptance of Investment Risks.  The Subscriber understands and acknowledges that:  (i) an investment in the Subscribed Units:  (1) is a speculative investment with a high degree of risk of loss and the Subscriber must, therefore, be able to presently afford a complete loss of this investment; (2) the Subscriber must be able to hold the Subscribed Units indefinitely; and (3) it may not be possible for the Subscriber to liquidate the securities underlying the Subscribed Units in the case of emergency and/or other need and the Subscriber must, therefore, have adequate means of providing for the Subscriber's current and future needs and personal contingencies, and have no need for liquidity in this investment; and (ii) the Subscriber has evaluated the Subscriber's financial resources and investment position in view of the foregoing, and is able to bear the economic risk of an investment in the Subscribed Units.

(j)           Units Purchased For Subscriber's Own Account.   The Subscriber is purchasing the Subscribed Units:  (i) as principal and not by any other person; (ii) with the Subscriber's own funds and not with the funds of any other person; and (iii) for the account of the Subscriber, and not as a nominee or agent and not for the account of any other person.  The Subscriber is purchasing the Subscribed Units for investment purposes only for an indefinite period, and not with a view to the sale or distribution of any part or all thereof, by public or private sale or other disposition.  No person other than the Subscriber will have any interest, beneficial or otherwise, in the Subscribed Units, and the Subscriber is not obligated to transfer the Subscribed Units to any other person nor does the Subscriber have any agreement or understanding to do so.  The Subscriber understands that the Company is relying in material part upon the Subscriber's representations as set forth in the Agreement and herein for purposes of claiming the “Federal Exemptions” or “Blue Sky Exemptions” (as those are defined in subsection (l) below), and that the basis for such exemptions may not be presented if, notwithstanding the Subscriber’s representations, the Subscriber has in mind merely acquiring the Subscribed Units for resale of such Subscribed Units upon the occurrence or nonoccurrence of some predetermined event, and the Subscriber has no such intention.

(k)           Compliance With Investment Laws.   The Subscriber has complied with all applicable investment laws and regulations in force relating to the legality of an investment in the Subscribed Units by the Subscriber in any jurisdiction in which he, she or it purchases the Subscribed Units or is otherwise subject, and has obtained any consent, approval or permission required of him, her or it for the purchase of the Subscribed Units under such investment laws and regulations.

(l)           Subscribed Units Not Registered.  The Subscriber understands and acknowledges that:  (i) the Subscribed Units have not been, and when issued will not be, registered with the Securities and Exchange Commission (the “Commission”) under Section 5 of the Securities Act in reliance upon one or more exemptions afforded by the Securities Act and/or rules promulgated by the Commission pursuant thereto which may be selected by the Company in its sole discretion including, without limitation (collectively and severally, the “Federal Exemptions”):  (1) Section 4(2) of the Securities Act for private offerings; and (2) Rule 506 of Regulation D promulgated under Section 4(2) of the Securities Act for private offerings; and (ii) the Subscribed Units have not been, and when issued will not be, registered or qualified with any applicable state or territorial securities regulatory agency in reliance upon one or more exemptions afforded from registration or qualification afforded under the securities laws of such state or territory (the “Blue Sky Laws”) which exemptions may be selected by the Company in its sole discretion (collectively and severally, the “Blue Sky Exemptions”).

(m)         Resale Restrictions On Subscribed Units Pursuant to Securities Laws.  The Subscriber understands and acknowledges that:  (i) should the Company elect to rely upon the exemptions afforded by Rule 506 under Regulation D, the Subscribed Units will be classified, pursuant to Rule 502(d) of Regulation D of the Securities Act, as “restricted securities” acquired in a transaction under Section 4(2) of the Securities Act, which cannot be sold without registration under the Securities Act or an exemption therefrom such as, by way of example and not limitation:  (1) Section 4(1) of the Securities Act; (2) the so-called “Section 4(1½) Exemption” to the Securities Act which, pursuant to Section 4(1) of the Securities Act, exempts from the provisions of the Securities Act requiring the registration of securities certain “private sales” which are effectuated in a manner similar to private placements by issuers under Section 4(2) of the Securities Act; and (3) Rule 144 and/or Rule 144A to the Securities Act; (ii) if the Subscriber is an “Affiliate” of the Company (as such term is defined below), he, she or it generally will not be able to sell, transfer, assign, or otherwise dispose of the Subscribed Units except under Rule 144; (iii) should the Company rely upon the exemption afforded by Section 3(a)(11) of the Securities Act and Rule 147 promulgated pursuant thereto for intrastate offerings, the Subscriber will not be able to sell, transfer, assign or otherwise dispose of the Subscribed Units for a period of at least nine (9) months from the date of the last sale by the Company of its securities as part of an offering, including the offering of the Subscribed Units contemplated by this Subscription Application, to any person who is not a resident of the state where the Subscriber is domiciled; and (iv) the Subscribed Units will also be subject to applicable state securities laws that may require registration or qualification of the Subscribed Units in connection with their resale, unless an exemption from such registration or qualification is available.  In general, an “Affiliate” is defined as a person who is a director or officer of a company, or who directly or indirectly controls a company.  As a rule of thumb, ownership of 10% or more of a company's voting stock generally will be deemed to constitute control, while ownership of less than 5% of a company's voting stock will generally not be deemed to constitute control.

(n)          Satisfaction of Counsel of Company As to Transfers of Subscribed Units.   The Subscriber understands and acknowledges that:  (i) prior to any sale, transfer, assignment, pledge, hypothecation or other disposition of the Subscribed Units, the Subscriber must either: (1) furnish the Company with a detailed explanation of the circumstances surrounding the proposed disposition; furnish the Company with an opinion of legal counsel (which may be the Company’s), in form and substance reasonably satisfactory to the Company and its legal counsel, to the effect that such disposition is exempted from the registration and prospectus delivery requirements under the Securities Act and the securities laws of the state in which the Subscriber is then resident; and legal counsel for the Company shall have concurred in such opinion and the Company shall have advised the Subscriber of such concurrence; or (2) satisfy the Company that a registration statement on Form S-1, Form SB-1, or Form SB-2 under the Securities Act (or any other form appropriate under the Securities Act, or any form replacing any such form) with respect to the Subscribed Units proposed to be so disposed of shall then be effective, and that such disposition shall have been appropriately qualified or registered in accordance with the applicable Blue Sky Laws; and (ii) notwithstanding the foregoing, if in the opinion of counsel for the Company, the Subscriber has acted in a manner inconsistent with the representations and warranties in this Subscription Application or the Agreement, the Company may refuse to transfer the Subscribed Units until such time as counsel for the Company is of the opinion that such transfer:  (1) will not require registration of the Units under the Securities Act, and registration or qualification of the Subscribed Units under the applicable Blue Sky Laws; or (2) will otherwise comply with the Securities Act or the applicable Blue Sky Laws with respect to the sale or transfer of the Subscribed Units.  The Subscriber understands and agrees that the Company may refuse to acknowledge or permit any disposition of the Subscribed Units that is not in all respects in compliance with this Subscription Application, and the Company intends to make an appropriate notation in its records to that effect.

(o)          Legend on Certificates to Comply with Securities Laws.   The Subscriber understands and agrees that the certificates representing the Subscribed Units, when issued, shall bear such legend as the Company may deem reasonably necessary or advisable to facilitate compliance with the Securities Act and the securities laws of the state or territory of the Subscriber's residence, including, without limitation, substantially the following legend:

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) UNDER SECTION 5 OF THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), IN RELIANCE UPON ONE OR MORE EXEMPTIONS FROM REGISTRATION OR QUALIFICATION AFFORDED BY THE SECURITIES ACT AND/OR RULES PROMULGATED BY THE COMMISSION PURSUANT THERETO.  THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE ALSO NOT BEEN REGISTERED OR QUALIFIED (AS THE CASE MAY BE) UNDER THE SECURITIES LAWS OF ANY STATE OR TERRITORY OF THE UNITED STATES (THE “BLUE SKY LAWS”), IN RELIANCE UPON ONE OR MORE EXEMPTIONS FROM REGISTRATION OR QUALIFICATION (AS THE CASE MAY BE) AFFORDED UNDER SUCH SECURITIES LAWS.  NEITHER THE COMMISSION NOR ANY SECURITIES REGULATORY AGENCY OF ANY STATE OR TERRITORY OF THE UNITED STATES HAS REVIEWED OR PASSED UPON OR ENDORSED THE MERITS OF THE OFFERING CONTEMPLATED BY THIS CERTIFICATE, AND ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.  THESE SECURITIES HAVE BEEN ACQUIRED FOR THE HOLDER'S OWN ACCOUNT FOR INVESTMENT PURPOSES ONLY AND NOT WITH A VIEW FOR RESALE OR DISTRIBUTION.

THESE SECURITIES ARE “RESTRICTED SECURITIES” WITHIN THE MEANING OF RULE 144 PROMULGATED UNDER THE SECURITIES ACT.  THESE SECURITIES MAY NOT BE SOLD, TRANSFERRED, ASSIGNED OR HYPOTHECATED, OR OFFERED FOR SALE, TRANSFER, ASSIGNMENT OR HYPOTHECATION, WITHIN THE UNITED STATES OR ANY OF ITS TERRITORIES OR TO A UNITED STATES PERSON, UNLESS:  (i) THE SECURITIES ARE REGISTERED PURSUANT TO SECTION 5 OF THE SECURITIES ACT AND/OR REGISTERED OR QUALIFIED PURSUANT TO ANY APPLICABLE BLUE SKY LAWS; OR (ii) THE PROPOSED TRANSACTION IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF THE SECURITIES ACT AND THE REGISTRATION AND QUALIFICATION PROVISIONS OF ANY APPLICABLE BLUE SKY LAWS.  AS A RESULT, THESE SECURITIES ARE SUITABLE ONLY FOR CERTAIN SOPHISTICATED AND QUALIFIED INVESTORS WHO CAN BEAR THE FINANCIAL RISK OF AN INVESTMENT IN THESE SECURITIES FOR AN INDEFINITE PERIOD OF TIME.

(p)           Completeness and Accuracy of Information.  All information which the Subscriber has heretofore furnished or furnishes herewith to the Company or its agents is complete and accurate and may be relied upon by the Company in determining the availability of an exemption from registration under Federal and state securities laws in connection with the offer and sale of the Subscribed Units to the Subscriber in particular.

(q)           Material Changes in Information.  The Subscriber will notify and supply corrective information to the Company immediately upon the occurrence of any material change(s) in any information provided by the Subscriber to the Company occurring prior to the Closing, (as defined in the Agreement), of the purchase by the Subscriber of the Subscribed Units.

(r)           Cooperation.  Within five (5) days after receipt of a request from the Company, the Subscriber will provide such information and deliver such documents as may reasonably be necessary to comply with any and all laws and ordinances to which the Company is subject.

(s)           Offering Representations and Communications.  No person has provided any information (other than the Offering Materials) or made any oral or written representations or warranties to the Subscriber and/or his, her or its Advisors, if any, about the Company, the Subscribed Units or this offering, other than as stated in Section 3 of the Agreement.

(t)           Reliance Upon Offering Materials and Information Provided.   Except as provided below, in evaluating the suitability of an investment in the Subscribed Units, the Subscriber has not relied upon, and agrees that he/she/it may not rely upon, any representation, warranty or other information (oral or written) other than as stated in Section 3 of the Agreement.

(u)           No Awareness of Public Advertising.  The Subscriber is unaware of, is in no way relying on, and did not become aware of this offering, through or as a result of any form of public advertising including, without limitation, any advertisement, article, notice, leaflet or other communication (whether published in any newspaper, magazine, or similar media or broadcast over television or radio, or otherwise generally disseminated or distributed).

(v)           No General Solicitation.  The Subscriber did not subscribe to purchase the Subscribed Units, or become aware of this offering, through or as the result of any public or promotional seminar or meeting to which the Subscriber was invited by, or any solicitation of a subscription by, a person not previously known to the Subscriber in connection with investments in securities generally.

(w)          ❑ Pre-Existing Relationship with Company.  The Subscriber, by initialing this box, represents that he, she or it has a pre-existing personal or business relationship* with the Company or any of its managers, officers or controlling persons.

*  The term “pre-existing personal or business relationship” includes any relationship consisting of personal or business contacts of a nature and duration which would enable a reasonably prudent purchaser to be aware of the character, business acumen and general business and financial circumstances of the person with whom the relationship exists.

(x)           Investment Knowledge.  Does Subscriber believe that he/she/it has sufficient knowledge and experience in financial and business matters so that he/she/it is capable of evaluating the merits or risks of this investment?  ❑Yes ❑No

WHEREFORE, the Subscriber, as of the date set forth below, is deemed to have executed this Subscription Application in the City of _________________, County of _________________, State of ________________________, Country of _____________________.

SUBSCRIBER:

By:
(Signature)

Print Name:

Print Title:

Date:

EXHIBIT A

SECURITIES PURCHASE AGREEMENT